UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022 (January 28, 2021)

BIOTECH ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39935	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 West 25th Street, 20th Floor New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 227-1905

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	BIOTU	The Nasdaq Stock Market LLC
Class A ordinary shares	BIOT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BIOTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Restatement of Post-IPO Balance Sheet

On January 28, 2021, Biotech Acquisition Company (the “Company”, “we”, “our” or “us”) consummated its initial public offering (“IPO”) of units and a private placement of warrants, thereby generating aggregate gross proceeds of $236,000,000. It then had $230,000,000 of such proceeds deposited into a trust account for use in connection with a potential business combination between the Company and an as-yet unidentified target, with such business combination to be completed within 24 months.

Shortly after the closing, on February 3, 2021, the Company, in compliance with its obligations under the IPO underwriting agreement, filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original 8-K”), attaching as Exhibit 99.1 thereto an audited balance sheet as of January 28, 2021 of the Company, including related notes (the “Post-IPO Balance Sheet”), which reflected the $230,000,000 deposit into the trust account.

The Company is now filing this amendment (this “8-K/A”) to the Original 8-K, solely to restate the Post-IPO Balance Sheet. The Post-IPO Balance Sheet was previously restated in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 (the “Q1 2021 10-Q) filed with the SEC as of May 24, 2021, and September 30, 2021 (the “Q3 2021 10-Q”) filed with the SEC on November 17, 2021. The restatement presented in Exhibit 99.1 to this 8-K/A is substantially identical to the restatements of the Post-IPO Balance Sheet presented in the Q1 2021 10-Q and the Q3 2021 10-Q, except that the restatement presented in Exhibit 99.1 to this 8-K/A has been prepared on an audited basis.

Background to Prior Restatements

Restatement in connection with Q1 2021 10-Q

During the preparation of the Company’s financial statements as of and for the period ended March 31, 2021, the Company identified a correction required to be made in respect of the Original 8-K.

The Company had previously accounted for its outstanding public warrants and private placement warrants (collectively, the “Warrants”) issued in connection with the IPO as components of equity instead of as derivative liabilities. The warrant agreement governing the Warrants (the “Warrant Agreement”) includes a provision that provides for potential changes to the Warrant settlement amounts, depending on the characteristics of the holder of the warrant. In addition, the Warrant Agreement includes a provision that in the event of a tender offer or exchange offer made to and accepted by holders of more than 50% of the outstanding shares of a single class of stock, all holders of the Warrants would be entitled to receive cash for their Warrants (the “the tender offer provision”).

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies, such as the Company, entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (‘SPACs’)” (the “Staff Statement”). Specifically, the Staff Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the Warrant Agreement.

In consideration of the Staff Statement, the Company’s management further evaluated the Warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Under ASC Section 815-40-15, a warrant is not indexed to the issuer’s common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on management’s evaluation, the Company’s Audit Committee, in consultation with management, concluded that the Company’s private placement warrants are not indexed to the Company’s ordinary shares in the manner contemplated by ASC Section 815-40-15 because the holder of the instrument is not an input into the pricing of a fixed-for-fixed option on equity shares. In addition, based on management’s evaluation, the Audit Committee, in consultation with management, concluded that the tender offer provision fails the “classified in stockholders’ equity” criteria as contemplated by ASC Section 815-40-25.

As a result of the foregoing, on May 13, 2021, the Audit Committee determined, after discussion with the Company’s management and advisors, that the Post-IPO Balance Sheet should no longer be relied upon. Thereafter, the Company filed a Current Report on Form 8-K reporting the Audit Committee’s conclusion and, in the Q1 2021 10-Q, presented a restatement of the Post-IPO Balance Sheet.

Restatement in connection with Q3 2021 10-Q

During the preparation of the Company’s financial statements as of and for the period ended September 30, 2021, the Company identified a correction required to be made in respect of its previously issued financial statements, including the Original 8-K, as restated in the Q1 2021 10-Q.

The requirement to make the change arose from the manner in which, as of the closing of the Company’s IPO, the Company valued its Class A ordinary shares subject to possible redemption. The Company had previously determined the value of such Class A ordinary shares to be equal to the redemption value of such shares, after taking into consideration the terms of the Company’s Amended and Restated Memorandum and Articles of Association, under which a redemption cannot result in net tangible assets being less than $5,000,001. However, in connection with the preparation of the Company’s financial statements as of September 30, 2021, management determined, after consultation with its advisors, that the Class A ordinary shares underlying the units sold in the IPO can be redeemed or become redeemable subject to the occurrence of future events considered to be outside the Company’s control. Therefore, management concluded that the redemption value of its Class A ordinary shares subject to possible redemption should reflect the possible redemption of all Class A ordinary shares. As a result, management noted a required reclassification related to temporary equity and permanent equity. This resulted in a restatement of the initial carrying value of the Class A ordinary shares subject to possible redemption, with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and ordinary shares.

As a result of the foregoing, on November 15, 2021, the Audit Committee determined, after discussion with the Company’s management and advisors, that the Post-IPO Balance Sheet, as well as the publicly filed financial statements as of and for the quarters ended March 31, 2021 and June 30, 2021, should no longer be relied upon. Thereafter, the Company filed a Current Report on Form 8-K reporting the Audit Committee’s conclusion and, in the Q3 2021 10-Q, presented a restatement of the Post-IPO Balance Sheet as well as the Company’s publicly filed financial statements as of and for the quarters ended March 31, 2021 and June 30, 2021.

Effect of Restatements

The Post-IPO Balance Sheet, originally filed on February 3, 2021 and restated in the Q1 2021 10-Q and the Q3 2021 10-Q, is hereby superseded by Exhibit 99.1 to this 8-K/A.

Exhibit 99.1 to this 8-K/A reflects the financial position of the Company as of January 28, 2021, and does not reflect events occurring after that date or modify or update disclosures in any way other than as required to reflect the restatement described herein as of that date. Accordingly, this 8-K/A should be read in conjunction with the multiple additional filings we have made with the SEC since that date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this 8-K:

Exhibit No.	Description

99.1	Audited Balance Sheet as of January 28, 2021 (restated).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTECH ACQUISITION COMPANY

Dated: March 7, 2022	By:	/s/ Michael Shleifer
		Name:	Michael Shleifer
		Title:	Chief Executive Officer

4